Exhibit 99.1

Builders FirstSource Completes Acquisition

of WTS Paradigm, LLC

DALLAS – August 17, 2021 – Builders FirstSource, Inc. (Nasdaq: BLDR) (“Builders FirstSource” or the “Company”), today announced that it has closed on its previously announced acquisition of WTS Paradigm, LLC (“Paradigm”), a software solutions and services provider for the building products industry. Paradigm, which will operate as an independent business of Builders FirstSource, provides the Company with a digital platform to advance its strategy to deliver technology solutions that help its customers build more efficiently.

“We are excited to welcome Paradigm’s employees into the Builders FirstSource family and enhance our digital capabilities,” said Dave Flitman, President and CEO of Builders FirstSource. “Paradigm’s unmatched technology will help us provide our customers with solutions that address many of the inefficiencies throughout the home building process and reduce costs along the way. Furthermore, our acquisition of Paradigm puts us in a strong position to capitalize on the significant market opportunity in digital, which we anticipate will lead to $1 billion of incremental sales over the next five years.”

Paradigm specializes in software development and consulting services that help manufacturers, retailers and homebuilders in the building products industry boost sales, reduce costs and become more efficient. Paradigm offers its customers a simplified process for configuring, estimating and manufacturing complex products with many options, such as windows and doors. Builders FirstSource plans to continue to invest in the core Paradigm Omni™ configuration technology, which also powers a newer product: Paradigm Omni™ for Homebuilders, a virtual design technology that reduces friction and improves efficiency.

About Builders FirstSource

Headquartered in Dallas, Texas, Builders FirstSource is the largest U.S. supplier of building products, prefabricated components and value-added services to the professional market segment for new residential construction and repair and remodeling. We provide customers an integrated homebuilding solution, offering manufacturing, supply, delivery and installation of a full range of structural and related building products. We operate in 39 states with approximately 550 locations and service customers in 84 of the top 100 Metropolitan Statistical Areas, providing geographic diversity and balanced end market exposure. We service customers from strategically located distribution and manufacturing facilities (certain of which are co-located) that produce value-added products such as roof and floor trusses, wall panels, stairs, vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes dimensional lumber and lumber sheet goods, millwork, windows, interior and exterior doors, and other building products. For more information about Builders FirstSource, visit the Company’s website at www.bldr.com.

About Paradigm

Paradigm was founded in 1999 in Wisconsin and has over 250 customers with over 70,000 end users. The company employs over 300 people globally. Paradigm is transforming the way that residential construction business is done across the country. Paradigm’s technology platform is the largest of its kind in the world, serving customers in both new construction and renovation markets by increasing sales and operational efficiencies. For more information about Paradigm, visit the Company’s website at www.myparadigm.com.

Forward-Looking Statements

Statements in this news release and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, synergies, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. As with the forward-looking statements included in this release, these forward-looking statements are by nature inherently uncertain, and actual results may differ materially as a result of many factors. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this release was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the recent novel coronavirus disease 2019 (also known as “COVID-19”) pandemic, the Company’s merger with BMC and other acquisitions, the Company’s growth strategies or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in the other reports filed by the Company with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

Investor Contact

Michael Neese

SVP, Investor Relations

Builders FirstSource, Inc.

(214) 765-3804

Media Contact

ICR for Builders FirstSource

bldr@icrinc.com